SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is December 29, 2022.

For Certain MFS® Funds

Effective immediately, the paragraph entitled "Letter Of Intent (LOI)" in the section entitled "Financial Intermediary Category I" under the main heading entitled "Appendix A – Waivers and Reductions of Sales Charges" is restated as follows:
Letter Of Intent (LOI). You may pay a reduced or no initial sales charge on purchases of Class A shares if you intend to invest a specific dollar amount, based on the gross amount of your investment (including the amount of any sales charge paid), including investments through any linked accounts in any class of any MFS fund within a 13-month period (36 months for shareholders with an LOI entered into prior to February 1, 2023, with a $1 million commitment) and investments in the MFS 529 Savings Plan. Distributions reinvested in additional shares of the fund or distributions from other MFS funds automatically invested in shares of the fund will not apply toward the satisfaction of the LOI.

Effective immediately, the paragraph entitled "Letter Of Intent (LOI)" in the section entitled "Financial Intermediary Category III" under the main heading entitled "Appendix A – Waivers and Reductions of Sales Charges" is restated as follows:
Letter Of Intent (LOI). You may pay a reduced or no initial sales charge on purchases of Class A shares if you intend to invest a specific dollar amount, based on the gross amount of your investment (including the amount of any sales charge paid), including investments through any linked accounts in any class of any MFS fund within a 13-month period (36 months for shareholders with an LOI entered into prior to February 1, 2023, with a $1 million commitment). Distributions reinvested in additional shares of the fund or distributions from other MFS funds automatically invested in shares of the fund will not apply toward the satisfaction of the LOI.

1049968                                                 1                                                                                                                        MULTI-SUP-I-122922